UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2014

DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2014, Diamondback Energy, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) at 6300 Waterford Boulevard, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2014. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.
Proposal 1
Steven E. West, Michael P. Cross, Travis D. Stice, David L. Houston and Mark L. Plaumann were elected to continue to serve as the Company’s directors until the 2015 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Withheld	Non-Votes
Steven E. West	38,972,652	4,655,752	1,244,243
Michael P. Cross	43,066,624	561,780	1,244,243
Travis D. Stice	42,467,334	1,161,070	1,244,243
David L. Houston	43,046,740	581,664	1,244,243
Mark L. Plaumann	43,066,249	562,155	1,244,243
Proposal 2
The Company’s 2014 Executive Annual Inventive Compensation Plan was approved. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
43,258,964	362,712	6,728	1,244,243
Proposal 3
The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
43,314,210	197,917	116,277	1,244,243
Proposal 4
Consistent with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding a future advisory stockholder vote to approve the Company’s executive compensation on an annual basis. The results of the vote on Proposal 4 were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes
40,063,078	9,131	3,421,992	134,203	1,244,243
In lights of these results, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation, which shall be no later than the Company’s annual meeting of stockholders in 2020.

Proposal 5
The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014 was ratified. The results of the vote on Proposal 5 were as follows:

For	Against	Abstain	Non-Votes
44,854,098	13,303	5,246	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 13, 2014	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

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